                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 14
Independent Accountants' Report.................. 17
Dividend Reinvestment Plan....................... 18

VKC ANR 8/97

                             LETTER TO SHAREHOLDERS


July 30, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan
Stanley Group Inc., a world leader in
asset management. On February 5,
1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. agreed to
merge; the merger was completed on                        [PHOTO]
May 31, creating the combined company
of Morgan Stanley, Dean Witter,
Discover & Co. This preeminent global     DENNIS J. MCDONNELL AND DON G. POWELL
financial services firm boasts a
market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. Additionally, I am very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley, has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm.
    As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms who are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that these changes will continue to work to the benefit of our fund shareholders as we move into the next century.

ECONOMIC REVIEW
    Volatility dominated the bond market during the 12 months ended June 30. Initially, prices fell as the economy grew stronger, which fueled fears of an interest rate hike by the Federal Reserve Board. When growth slowed to a moderate 2.1 percent rate in the third quarter of 1996 and a Democratic president was re-elected along with a Republican Congress, bond prices resumed their rise. The split government was seen as a restraint on spending increases that could potentially undermine efforts to control the federal budget deficit. Municipal bonds found additional support from a waning interest in radical tax reform that could potentially threaten their tax-free status. By late November, the yield of the 30-year Treasury bond, which moves in the opposite direction of its price, slipped to 6.35 percent from over 7.00 percent in July.
    The scenario shifted again at the start of 1997. Economic growth began to accelerate, reigniting fears of a Fed rate hike, and bond prices resumed their retreat. Despite a temporary reversal in February on signs of moderating inflation, the price decline continued, gaining momentum after the Fed raised short-term interest rates one-quarter percentage point in late March. The rate hike was viewed as the first of many, imposing additional downward pressure on bond prices. First-quarter growth soared at a 4.9 percent pace, and the yield on the 30-year Treasury bond jumped to 7.17 percent by mid-April. The market reversed itself once more after signs of a slowing economy re-emerged in May

                                                           Continued on page two
and the Fed refrained from raising rates again. The price of the 30-year Treasury rose as its yield slipped to 6.79 percent by the end of June.
    During most of the 12 months ended June 30, municipal bonds outperformed Treasuries due to strong demand by retail and institutional investors amid limited supply. From the beginning of July 1996 to the end of June 1997, the yield on long-term municipal bonds fell 47 basis points, while the yield on the 30-year Treasury bond fell only 30 basis points. The demand for California bonds was particularly strong because of the state's strong economy, which grew well in excess of the national rate.

PORTFOLIO STRATEGY
    During the fiscal year we maintained a mix of credit quality in order to seek to minimize the Trust's volatility to interest rates changes. We slightly increased the Trust's weighting in AAA-rated securities, financing these purchases with proceeds from the sale of some A-rated bonds. As of June 30, 1997, 46 percent of the Trust's long-term investments were AAA-rated, the highest credit rating assigned by the Standard & Poor's Rating Group. In addition, 11 percent of long-term investments were AA-rated, 24 percent were A-rated, and 16 percent were BBB-rated. About 3 percent of long-term investments were non-rated.
    AAA-rated securities typically have outperformed when interest rates are falling and have tended to provide safety of principal. Most are insured bonds, whose principal and interest payments are protected in the case of default. Insured bonds are also extremely liquid, and currently comprise over half of all new municipal and California state bond issues. Insured bonds enjoy widespread demand, which, in turn, enhances their potential price appreciation. BBB-rated bonds and non-rated securities tend to outperform when interest rates are rising, and potentially provide additional income. The insurance, however, does not remove market risk.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
  as of June 30, 1997*


AAA.................    46.4%
AA..................    10.6%
A...................    24.5%
BBB.................    15.8%
Non-Rated...........     2.7%

*As a Percentage of Long-Term Investments

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moodys.

    Portfolio turnover during the fiscal year focused on enhancing the potential price appreciation of the Trust and its call protection. Bonds that had been pre-refunded by their issuers in anticipation of being called were sold, and the proceeds of those sales were used to purchase longer-term discount securities.

                                                         Continued on page three

    During the period, the Trust's duration shortened. Duration, which is expressed in years, is a measure of the portfolio's sensitivity to interest rate changes. Portfolios with shorter durations tend to perform better when interest rates are rising, and those with longer durations tend to perform better when rates are falling. The duration of the Trust shortened as bonds that had appreciated in price began to trade to their call date rather than their longer maturity date. At the end of the period, the Trust's duration stood at 7.24 years compared to 8.53 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Fund, the index has been adjusted to eliminate bonds with maturities of five years or less.
    The relatively short duration of the Trust helped to cushion its share price in March and April, when interest rates rose as a result of monetary tightening by the Federal Reserve Board. During much of the second half of 1996, when rates were falling, the Trust's relatively short duration limited its gains. Although the Fed could tighten policy again before year-end, we do not expect a sharp increase in rates. As a result, we hope to gradually extend the Trust's duration in the future.
    During the fiscal year, we maintained the Trust's high concentrations in health care, single-family housing, and transportation bonds all high-yielding sectors within the tax-exempt market. When selecting new securities, our research team strives to identify those bonds that we believe will outperform within these sectors.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR
AS OF JUNE 30, 1997*
Single-Family Housing...................................    16.7%
Health Care.............................................    15.7%
Transportation..........................................     9.8%
Public Building.........................................     8.3%
Tax District............................................     7.3%

* As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY
    For the 12-month period ended June 30, 1997, the Trust generated a total return at market price of 21.40 percent(1). This performance reflects an increase in market price per common share on the American Stock Exchange from $10.8750 on June 30, 1996, to $12.1875 on June 30, 1997, including reinvestment of dividends and capital gains distributions totaling $0.903 per share. The Trust offered a tax-exempt distribution rate of 6.15 percent(3), based on the closing common stock price on June 30, 1997. For California residents in the combined federal and state income tax bracket of 43 percent, this distribution rate is equivalent to a yield of 10.79 percent(4) on a taxable investment.




                                                          Continued on page four

                           [DIVIDEND HISTORY GRAPH]


Twelve-month Distribution History
For the Period Ended June 30, 1997

                                 DISTRIBUTION PER COMMON SHARE
Jul 1996...........................     $.0625
Aug 1996...........................     $.0625
Sep 1996...........................     $.0625
Oct 1996...........................     $.0625
Nov 1996...........................     $.0625
Dec 1996...........................     $.2155
Jan 1997...........................     $.0625
Feb 1997...........................     $.0625
Mar 1997...........................     $.0625
Apr 1997...........................     $.0625
May 1997...........................     $.0625
Jun 1997...........................     $.0625

The dividend and/or capital gains history represents past performance of the Trust and does not predict the Trusts future distributions.

OUTLOOK
    We continue to see strength in the economy, but we do not believe that second-quarter growth was nearly as vibrant as the 4.9 percent pace set in the first quarter. While labor productivity and manufacturing remained strong in the second quarter, retail sales fell, and the unemployment rate, which had slipped below 5.0 percent in April and May, edged up to that level in June.
    We expect that growth will accelerate again during the second half of the year because the economy's strong underlying fundamentals, including consumer confidence, job growth, and moderate inflation, remain intact. As a result, we believe the Federal Reserve may raise rates again before year end. Given this outlook, we expect the yield on the 30-year Treasury bond to range between 6.25 and 6.75 percent for the remainder of the year.
    We believe the Trust is well-positioned for the second half of 1997. Its relatively short duration compared to market benchmarks and its diversity among credit ratings serves to potentially help limit price volatility. We do not anticipate making major adjustments to the portfolio unless market fundamentals shift substantially, and we will monitor the economy in addition to Fed policy in order to anticipate such a shift. In addition, we will continue to seek a balance between the Trust's total return and its dividend income, and will seek to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,


[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

             VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST
                           (AMEX TICKER SYMBOL--VKC)

 TOTAL RETURNS

One-year total return based on market price(1)............    21.40%
One-year total return based on NAV(2).....................    10.76%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    6.15%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)..................................   10.79%

 SHARE VALUATIONS

Net asset value...........................................    $10.45
Closing common stock price................................  $12.1875
One-year high common stock price (06/30/97)...............  $12.1875
One-year low common stock price (07/02/96)................   $10.875
Preferred share rate(5)...................................    3.549%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 43% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                      Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  97.6%
          CALIFORNIA  94.9%
$   790   Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy
          Pool Rev Ser A (FSA Insd).......................      6.000%  12/15/15  $   821,166
    500   Brea & Olinda, CA Unified Sch Dist Ctfs Partn Sr
          High Sch Pgm Ser A Rfdg (FSA Insd)..............      6.000   08/01/09      529,045
  1,000   California Edl Fac Auth Rev Student Ln CA Ln Pgm
          Ser A (MBIA Insd)...............................      6.000   03/01/16    1,019,670
    500   California Hlth Fac Fin Auth Rev Children's Hosp
          Los Angeles Ser A (Prerefunded @ 06/01/01)......      7.125   06/01/21      559,565
  1,000   California Hlth Fac Fin Auth Rev Insd Amern
          Baptist Homes West Ser A........................      7.650   04/01/14    1,043,100
  1,300   California Hlth Fac Fin Auth Rev Insd Episcopal
          Homes Ser A.....................................      7.800   07/01/15    1,370,486
  1,500   California Hlth Fac Fin Auth Rev Saint Joseph
          Hlth Sys Ser A (Prerefunded @ 07/01/01).........      6.750   07/01/21    1,659,420
  1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
          Ser A (MBIA Insd)...............................      5.850   08/01/17    1,004,120
  1,000   California Hsg Fin Agy Rev Home Mtg Ser E (AMBAC
          Insd)...........................................      6.100   08/01/29    1,021,380
  3,205   California Hsg Fin Agy Rev Homeowner Mtg Ser
          D...............................................          *   08/01/20      544,530
 15,000   California Hsg Fin Agy Rev Homeowner Mtg Ser D
          (AMBAC Insd)....................................          *   08/01/20    2,548,500
  2,000   California Hsg Fin Agy Rev Homeowner Mtg Ser
          N...............................................      6.375   02/01/27    2,068,140
  1,280   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Pacific Gas & Elec Co Ser B (AMBAC Insd)........      8.875   01/01/10    1,330,854
  2,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southern CA Edison Co (Embedded Cap) (AMBAC
          Insd) (a).......................................      6.000   07/01/27    2,042,300
  1,000   California Rural Home Mtg Fin Mtg Backed Secs
          Pgm Ser C (GNMA Collateralized) (b).............  6.40/7.80   02/01/28    1,126,310
  1,300   California St Dept Veteran Affairs Home Pur Rev
          Ser A...........................................      8.300   08/01/19    1,346,774
  1,000   California St Pub Wks Brd Lease Rev Var CA St
          Univ Projs Ser A................................      6.300   10/01/10    1,080,390
  1,000   California St Pub Wks Brd Lease Rev Var CA St
          Univ Projs Ser A................................      6.375   10/01/14    1,072,050
    800   California St Var Purp (MBIA Insd)..............      6.000   10/01/14      832,064
    785   Central Contra Costa, CA Santn Dist Rev Wastewtr
          Fac Impt Proj (MBIA Insd).......................      6.250   09/01/11      854,716
  1,000   Contra Costa, CA Tran Auth Sales Tax Rev Ser
          A...............................................      6.875   03/01/07    1,119,640
  2,300   Desert Hosp Dist CA Hosp Rev Ctfs Partn Desert
          Hosp Corp Proj (Prerefunded @ 07/01/00).........      8.100   07/01/20    2,593,503

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                      Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------

          CALIFORNIA (CONTINUED)
$ 1,500   Eden Twp, CA Hosp Dist Hosp Rev Ser A...........      7.200%  11/01/16  $ 1,536,210
  2,000   Emeryville, CA Pub Fin Auth Rev Hsg Increment
          Sub Lien A (Prerefunded @ 02/01/01).............      7.875   02/01/15    2,265,220
  1,000   Foothill/Eastern Tran Agy Conv Cap Apprec Sr
          Lien Ser A (b)..................................    0/7.050   01/01/10      670,830
  5,435   Foothill/Eastern Tran Corridor Agy CA Toll Rd
          Rev Sr Lien Ser A...............................          *   01/01/19    1,471,363
  2,000   Foothill/Eastern Tran Corridor Agy CA Toll Rd
          Rev Sr Lien Ser A...............................          *   01/01/28      306,020
    790   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj............................................          *   03/01/10      378,173
    800   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj............................................          *   03/01/11      358,936
  1,700   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj............................................          *   03/01/12      714,204
    975   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj............................................          *   03/01/13      383,175
    155   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj............................................          *   03/01/20       37,989
  1,000   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj............................................          *   09/01/20      237,600
  1,424   Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR
          Lease Ltd (FSA Insd)............................      7.375   12/15/06    1,576,453
  1,390   Metropolitan Wtr Dist Southn CA Wtrwks Rev Ser
          C...............................................      5.000   07/01/37    1,264,580
  1,285   Montebello, CA Ctfs Partn Cap Impt Proj
          (Prerefunded @ 06/01/00)........................      7.000   06/01/15    1,403,914
  1,800   Mountain View Los Altos, CA Union High Sch Dist
          Ctfs Partn (MBIA Insd)..........................      5.625   08/01/16    1,805,418
  3,095   Paramount, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Ser B (MBIA Insd).....................          *   08/01/26      464,405
  1,000   San Bernardino Cnty, CA Ctfs Partn Med Cent Fin
          Proj (MBIA Insd)................................      5.000   08/01/28      908,650
    895   San Jose, CA Arpt Rev (AMBAC Insd)..............      7.500   03/01/18      930,317
  1,210   San Jose, CA Redev Agy Tax Alloc Hsg Set Aside
          Merged Area Ser E (MBIA Insd)...................      5.750   08/01/17    1,212,541
    890   Santa Barbara, CA Ctfs Partn....................      7.650   05/01/15      965,917
  1,450   Santa Barbara, CA Ctfs Partn Wtr Sys Impt Proj &
          Rfdg (AMBAC Insd)...............................      6.700   04/01/27    1,573,670
    100   Southern CA Home Fin Auth Single Family Mtg Rev
          Ser B (GNMA Collateralized).....................      7.750   03/01/24      105,708
    600   Southern CA Pub Pwr Auth Pwr Proj Rev Multi
          Projs...........................................      5.500   07/01/20      581,364
  2,000   Westminster, CA Redev Agy Tax Alloc Rev Coml
          Redev Proj No 1 Ser A Rfdg......................      7.300   08/01/21    2,164,740
                                                                                  -----------
                                                                                   50,905,120
                                                                                  -----------


                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                      Coupon         Maturity      Market Value
----------------------------------------------------------------------------------------------
          PUERTO RICO  2.7%
$ 1,500   Puerto Rico Pub Bldgs Auth Rev Govt Fac Ser B...      5.250%      07/01/21      $ 1,426,410
                                                                                          -----------
TOTAL LONG-TERM INVESTMENTS  97.6%
  (Cost $48,738,080)............................................................           52,331,530
SHORT-TERM INVESTMENTS  1.1%
  (Cost $600,000)...............................................................              600,000
                                                                                          -----------
TOTAL INVESTMENTS  98.7%
  (Cost $49,338,080)............................................................           52,931,530
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%.....................................              690,665
                                                                                          -----------
NET ASSETS  100.0%..............................................................          $53,622,195
                                                                                          ===========

*Zero coupon bond

(a) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(b) Security is a "step up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $49,338,080)........................  $52,931,530
Cash........................................................        1,348
Interest Receivable.........................................      918,839
Other.......................................................          577
                                                              -----------
      Total Assets..........................................   53,852,294
                                                              -----------
LIABILITIES:
Payables:
  Income Distributions--Preferred Shares....................       52,507
  Investment Advisory Fee...................................       26,433
  Affiliates................................................        7,103
Accrued Expenses............................................       74,276
Deferred Compensation and Retirement Plans..................       69,780
                                                              -----------
      Total Liabilities.....................................      230,099
                                                              -----------
NET ASSETS..................................................  $53,622,195
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 400 shares are issued and outstanding with a
  liquidation preference of $50,000 per share)..............  $20,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,217,303 shares issued and
  outstanding)..............................................       32,173
Paid in Surplus.............................................   29,113,921
Net Unrealized Appreciation.................................    3,593,450
Accumulated Net Realized Gain...............................      470,770
Accumulated Undistributed Net Investment Income.............      411,881
                                                              -----------
      Net Assets Applicable to Common Shares................   33,622,195
                                                              -----------
NET ASSETS..................................................  $53,622,195
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($33,622,195 divided by
  3,217,303 shares outstanding).............................  $     10.45
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $3,381,738
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     320,384
Preferred Share Maintenance.................................      64,673
Accounting Services.........................................      35,780
Audit.......................................................      29,565
Trustees Fees and Expenses..................................      28,387
Legal.......................................................       8,950
Custody.....................................................       1,920
Other.......................................................      39,320
                                                              ----------
    Total Expenses..........................................     528,979
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,852,759
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  556,587
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   2,907,755
  End of the Period.........................................   3,593,450
                                                              ----------
Net Unrealized Appreciation During the Period...............     685,695
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,242,282
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $4,095,041
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1997 and 1996
--------------------------------------------------------------------------------

                                                              Year Ended      Year Ended
                                                             June 30, 1997   June 30, 1996
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................  $ 2,852,759     $ 2,935,023
Net Realized Gain...........................................      556,587         727,805
Net Unrealized Appreciation/Depreciation During the
  Period....................................................      685,695        (746,729)
                                                              -----------     -----------
Change in Net Assets from Operations........................    4,095,041       2,916,099
                                                              -----------     -----------
Distributions from Net Investment Income:
  Common Shares.............................................   (2,405,288)     (2,390,456)
  Preferred Shares..........................................     (678,245)       (733,594)
                                                              -----------     -----------
                                                               (3,083,533)     (3,124,050)
Distributions from Net Realized Gain--Common Shares.........     (490,372)       (158,645)
                                                              -----------     -----------
  Total Distributions.......................................   (3,573,905)     (3,282,695)
                                                              -----------     -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      521,136        (366,596)
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..............................................      224,216         235,180
                                                              -----------     -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................      745,352        (131,416)
NET ASSETS:
Beginning of the Period.....................................   52,876,843      53,008,259
                                                              -----------     -----------
End of the Period (Including accumulated undistributed net
  investment income of $411,881 and $642,655,
  respectively).............................................  $53,622,195     $ 52,876,843
                                                              ===========     ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                   -------------------------------------------------
                                                     1997       1996       1995       1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a)...    $ 10.283    $10.395    $10.301    $10.963
                                                   --------    -------    -------    -------
  Net Investment Income........................        .888       .919       .951       .956
  Net Realized and Unrealized Gain/Loss........        .393      (.001)      .111      (.740)
                                                   --------    -------    -------    -------
Total from Investment Operations...............       1.281       .918      1.062       .216
                                                   --------    -------    -------    -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders................        .750       .750       .725       .712
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders...........        .211       .230       .237       .156
  Distributions from Net Realized Gain Paid to
    Common Shareholders........................        .153       .050       .006       .010
                                                   --------    -------    -------    -------
Total Distributions............................       1.114      1.030       .968       .878
                                                   --------    -------    -------    -------
Net Asset Value, End of the Period.............    $ 10.450    $10.283    $10.395    $10.301
                                                   ========    =======    =======    =======
Market Price Per Share at End of the Period....    $12.1875    $10.875    $10.750    $10.625
Total Investment Return at Market Price (b)....      21.40%      9.02%      8.67%      4.32%
Total Return at Net Asset Value (c)............      10.76%      6.62%      8.47%       .35%
Net Assets at End of the Period (In
  millions)....................................       $53.6      $52.9      $53.0      $52.6
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares..................       1.58%      1.65%      1.65%      1.53%
Ratio of Expenses to Average Net Assets........        .99%      1.03%      1.02%       .97%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).......       6.51%      6.57%      7.02%      7.28%
Portfolio Turnover.............................         30%        19%        16%        11%

(a) Net Asset Value at November 1, 1988 of $9.300 is adjusted for common share offering costs of $.145 per common share. Net asset value at June 30, 1989 of $9.416 is adjusted for preferred share offering costs of $.204 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

** If certain expenses had not been assumed by VKAC, the annualized Ratio of Expenses to Average Net Assets Applicable to Common Shares, Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares would have been 2.06%, 1.22% and 6.80% for the year ended June 30, 1991, 1.31%, 1.13% and 6.21% for the year ended June 30, 1990, and 1.09%, 1.09% and 6.04% for the period ended June 30, 1989.

N/A = Not Applicable

--------------------------------------------------------------------------------

                                                      November 1, 1988
                                                        (Commencement
Year Ended June 30                                      of Investment
------------------------------------------------        Operations) to
       1993        1992           1991      1990        June 30, 1989
---------------------------------------------------------------------
      $10.147      $ 9.408     $ 9.095     $9.212            $ 9.155
      -------      -------     -------     ------            -------
         .968         .946        .975       .719               .385
         .788         .719        .313      (.117)              .261
      -------      -------     -------     ------            -------
        1.756        1.665       1.288       .602               .646
      -------      -------     -------     ------            -------
         .663         .654        .648       .648               .385
         .167         .245        .327       .071                -0-
         .110         .027         -0-        -0-                -0-
      -------      -------     -------     ------            -------
         .940         .926        .975       .719               .385
      -------      -------     -------     ------            -------
      $10.963      $10.147     $ 9.408     $9.095            $ 9.416
      =======      =======     =======     ======            =======
      $10.875       $9.875     $ 9.750      9.125            $ 9.875
       18.49%        8.44%      14.51%      (.95%)             2.92%*
       16.19%       15.54%      10.85%      4.27%             (2.43%)*
        $54.5        $51.9       $49.5     $ 48.4            $  29.3
        1.57%        2.07%       1.88%**     .50%**             .87%**
         .98%        1.26%       1.11%**     .43%**              N/A
        7.62%        7.74%       6.98%**    7.01%**            6.26%**
          18%          41%         99%       100%                57%*

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital California Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes with safety of principal. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on November 1, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                 June 30, 1997
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 1997, cost of long- and short-term investments for federal income tax purposes is $49,338,080; the aggregate gross unrealized appreciation is $3,593,450 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $3,593,450.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following year.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended June 30, 1997, 100% of the income distributions made by the Trust were exempt from federal income taxes. Additionally, during the period, the Trust paid long-term capital gains of $473,064. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the year ended June 30, 1997, the Trust recognized expenses of approximately $4,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended June 30, 1997, the Trust recognized expenses of approximately $42,100 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, legal and certain shareholder services to the Trust.

                                 June 30, 1997
--------------------------------------------------------------------------------

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

3. CAPITAL TRANSACTIONS
At June 30, 1997 and 1996, paid in surplus related to common shares aggregated $29,113,921 and $28,889,905, respectively.

    Transactions in common shares were as follows:

                                              YEAR ENDED        YEAR ENDED
                                             JUNE 30, 1997     JUNE 30, 1996
----------------------------------------------------------------------------
Beginning Shares.........................          3,197,321       3,175,320
Shares Issued Through Dividend
  Reinvestment...........................             19,982          22,001
                                                   ---------       ---------
Ending Shares............................          3,217,303       3,197,321
                                                   ---------       ---------

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $15,529,641 and $16,582,874, respectively.

5. REMARKETED PREFERRED SHARES
The Trust has outstanding 400 shares of Remarketed Preferred Shares ("RP"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on June 30, 1997, was 3.549%, and for the year then ended rates ranged from 3.14% to 3.69%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the RP are subject to mandatory redemptions if the tests are not met.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital California Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital California Municipal Trust (the "Trust"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital California Municipal Trust as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
July 31, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

             VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

SM denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees and the selection of independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 2,216,847 shares voted for the proposal, 68,447 shares voted against, 102,691 shares abstained and 0 shares represented broker non-votes. With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust 400 shares voted in his favor, 0 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee by the common shareholders of the Trust 2,314,673 shares voted in his favor, 72,911 shares withheld. The other trustees of the Fund whose terms did not expire in 1997 are Dennis J. McDonnell, Theodore A. Myers, Hugo Sonnenschein, David C. Arch and Howard J Kerr. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 2,334,882 shares voted in favor of the proposal, 6,241 shares voted against, 46,861 shares abstained and 0 shares represented broker non-votes.